                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                    722,076.73
    Available Funds:
     Contract Payments due and received in this period                                                                  3,755,169.26
     Contract Payments due in prior period(s) and received in this period                                                 324,124.12
     Contract Payments received in this period for next period                                                            103,711.82
     Sales, Use and Property Tax, Maintenance, Late Charges                                                               105,562.12
     Prepayment Amounts related to early termination in this period                                                        65,768.46
     Servicer Advance                                                                                                     866,240.51
     Proceeds received from recoveries on previously Defaulted Contracts                                                        0.00
     Transfer from Reserve Account                                                                                         12,953.78
     Interest earned on Collection Account                                                                                 17,706.27
     Interest earned on Affiliated Account                                                                                  1,700.09
     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01
     (Substituted contract < Predecessor contract)                                                                              0.00
     Amounts paid under insurance policies                                                                                      0.00
     Any other amounts                                                                                                          0.00

                                                                                                                       -------------
    Total Available Funds                                                                                               5,975,013.16
    Less: Amounts to be Retained in Collection Account                                                                    420,668.74
                                                                                                                       -------------
    AMOUNT TO BE DISTRIBUTED                                                                                            5,554,344.42
                                                                                                                       =============


  DISTRIBUTION OF FUNDS:
   1.  To Trustee -  Fees                                                                                                       0.00
   2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                         324,124.12
   3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

        a) Class A1 Principal and Interest                                                                              3,101,891.47
        a) Class A2 Principal (distributed after A1 Note matures) and Interest                                            229,891.90
        a) Class A3 Principal (distributed after A2 Note mature) and Interest                                             370,516.12
        a) Class A4 Principal (distributed after A3 Note matures) and Interest                                            595,956.85
        b) Class B Principal and Interest                                                                                  74,477.00
        c) Class C Principal and  Interest                                                                                150,106.45
        d) Class D Principal and Interest                                                                                 103,377.24
        e) Class E Principal and Interest                                                                                 143,165.60

   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                   0.00
   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   124,403.79
         b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                  101,962.63
         c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        12,953.78
   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                          124,968.48
   7. To Servicer, Servicing Fee and other Servicing Compensations                                                         96,548.99
                                                                                                                       -------------
 TOTAL FUNDS DISTRIBUTED                                                                                                5,554,344.42
                                                                                                                       =============


End of Period Collection Account Balance {Includes Payments in Advance
                                                                                                                       -------------
& Restricting Event Funds (if any)}                                                                                       420,668.74
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,702,437.25
    - Add Investment Earnings                                                                                              12,953.78
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
    - Less Distribution to Certificate Account                                                                             12,953.78
                                                                                                                       -------------
End of period balance                                                                                                  $2,702,437.25
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,702,437.25
                                                                                                                       =============


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000

III.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
                         Pool A                                                  177,013,676.58
                         Pool B                                                   49,554,146.32
                                                                                ---------------
                                                                                                                     226,567,822.90
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                  1,021,412.87
Class A Monthly Interest - Pool B                                                    285,939.73

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 2,166,908.07
Class A Monthly Principal - Pool B                                                   823,995.67
                                                                                ---------------

                                                                                                                       2,990,903.74
Ending Principal Balance of the Class A Notes
                         Pool A                                                  174,846,768.51
                         Pool B                                                   48,730,150.65
                                                                                ---------------                      --------------
                                                                                                                     223,576,919.16
                                                                                                                     ==============


Interest Paid Per       $1,000        Principal Paid Per        $1,000            Ending Principal
Original Face     $237,814,000        Original Face       $237,814,000             Balance Factor
$ 5.497374                            $ 12.576651                                  94.013355%


IV.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
            Class A1                                                              20,236,822.90
            Class A2                                                              42,182,000.00
            Class A3                                                              65,098,000.00
            Class A4                                                              99,051,000.00
                                                                                ---------------

Class A Monthly Interest                                                                                              226,567,822.90
           Class A1 (Actual Number Days/360)                                        110,987.73
           Class A2                                                                 229,891.90
           Class A3                                                                 370,516.12
           Class A4                                                                 595,956.85
                                                                                ---------------

Class A Monthly Principal
           Class A1                                                               2,990,903.74
           Class A2                                                                       0.00
           Class A3                                                                       0.00
           Class A4                                                                       0.00
                                                                                ---------------
                                                                                                                        2,990,903.74
Ending Principal Balance of the Class A2 Notes
           Class A1                                                              17,245,919.16
           Class A2                                                              42,182,000.00
           Class A3                                                              65,098,000.00
           Class A4                                                              99,051,000.00
                                                                                ---------------                       --------------
                                                                                                                      223,576,919.16
                                                                                                                      ==============

Class A1

Interest Paid Per  $1,000                    Principal Paid Per  $1,000                 Ending Principal
Original Face $31,483,000                    Original Face   $31,483,000                  Balance Factor
  $ 3.525323                                          $ 95.000595                         54.778513%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


V.  Class B Note Principal Balance

      Beginning Principal Balance of the Class B Notes
                       Pool A                                           3,017,553.70
                       Pool B                                             844,750.09
                                                                        ------------

                                                                                                                        3,862,303.79

      Class B Overdue Interest, if any                                          0.00
      Class B Monthly Interest - Pool A                                    18,356.79
      Class B Monthly Interest - Pool B                                     5,138.90
      Class B Overdue Principal, if any                                         0.00
      Class B Monthly Principal - Pool A                                   36,935.93
      Class B Monthly Principal - Pool B                                   14,045.38
                                                                        ------------
                                                                                                                           50,981.31
      Ending Principal Balance of the Class B Notes
                       Pool A                                           2,980,617.77
                       Pool B                                             830,704.71
                                                                        ------------
                                                                                                                        ------------
                                                                                                                        3,811,322.48
                                                                                                                        ============



      Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
      Original Face $4,054,000                  Original Face $4,054,000                          Balance Factor
            $ 5.795681                             $ 12.575557                                      94.013875%



VI.  Class C Note Principal Balance

       Beginning Principal Balance of the Class C Notes
                          Pool A                                         6,034,326.41
                          Pool B                                         1,689,281.19
                                                                         ------------
                                                                                                                        7,723,607.60

       Class C Overdue Interest, if any                                          0.00
       Class C Monthly Interest - Pool A                                    37,613.97
       Class C Monthly Interest - Pool B                                    10,529.85
       Class C Overdue Principal, if any                                         0.00
       Class C Monthly Principal - Pool A                                   73,871.87
       Class C Monthly Principal - Pool B                                   28,090.76
                                                                         ------------
                                                                                                                          101,962.63
        Ending Principal Balance of the Class C Notes
                         Pool A                                         5,960,454.54
                         Pool B                                         1,661,190.43
                                                                        ------------                                    ------------
                                                                                                                        7,621,644.97
                                                                                                                        ============



        Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
        Original Face $8,107,000                  Original Face $8,107,000                          Balance Factor
              $ 5.938549                              $ 12.577110                                     94.013136%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                         Pool A                                                4,023,144.61
                         Pool B                                                1,126,260.46
                                                                               ------------

                                                                                                                        5,149,405.07

     Class D Overdue Interest, if any                                                  0.00
     Class D Monthly Interest - Pool A                                            27,659.12
     Class D Monthly Interest - Pool B                                             7,743.04
     Class D Overdue Principal, if any                                                 0.00
     Class D Monthly Principal - Pool A                                           49,247.91
     Class D Monthly Principal - Pool B                                           18,727.17
                                                                               ------------
                                                                                                                           67,975.08
     Ending Principal Balance of the Class D Notes
                         Pool A                                                3,973,896.70
                         Pool B                                                1,107,533.29
                                                                               ------------
                                                                                                                        ------------
                                                                                                                        5,081,429.99
                                                                                                                        ============



     Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
     Original Face $5,405,000                  Original Face $5,405,000                          Balance Factor
       $ 6.549891                                     $ 12.576333                                 94.013506%



VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                           Pool A                                               5,028,735.50
                           Pool B                                               1,407,770.83
                                                                                ------------

                                                                                                                        6,436,506.33

           Class E Overdue Interest, if any                                             0.00
           Class E Monthly Interest - Pool A                                       45,468.15
           Class E Monthly Interest - Pool B                                       12,728.59
           Class E Overdue Principal, if any                                            0.00
           Class E Monthly Principal - Pool A                                      61,559.89
           Class E Monthly Principal - Pool B                                      23,408.97
                                                                                ------------
                                                                                                                           84,968.86
           Ending Principal Balance of the Class E Notes
                           Pool A                                               4,967,175.61
                           Pool B                                               1,384,361.86
                                                                                ------------
                                                                                                                        ------------
                                                                                                                        6,351,537.47
                                                                                                                        ============



           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $6,756,000                  Original Face $6,756,000                          Balance Factor
                     $ 8.614082                                     $ 12.576800                            94.013284%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                            Pool A                                              6,034,892.41
                            Pool B                                              1,689,439.89
                                                                                ------------
                                                                                                                        7,724,332.30

           Residual Interest - Pool A                                            101,853.36
           Residual Interest - Pool B                                             22,550.43
           Residual Principal - Pool A                                            73,871.87
           Residual Principal - Pool B                                            28,090.76
                                                                                ------------

                                                                                                                          101,962.63
           Ending Residual Principal Balance
                            Pool A                                              5,961,020.54
                            Pool B                                              1,661,349.13
                                                                                ------------

                                                                                                                        ------------
                                                                                                                        7,622,369.67
                                                                                                                        ============



X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                               96,548.99
            - Servicer Advances reimbursement                                                                             324,124.12
            - Tax, Maintenance, Late Charges,
               Bank Interest and other amounts                                                                            124,968.48
                                                                                                                        ------------
           Total amounts due to Servicer                                                                                  545,641.59
                                                                                                                        ============

                            DVI RECEIVABLES X 1992-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                        201,152,329.19

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                        0.00

    Decline in Aggregate Discounted Contract Balance                                                                    2,462,395.53
                                                                                                                      --------------
    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       ending of the related Collection Period                                                                        198,689,933.66
                                                                                                                      ==============

    Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                         2,384,907.73

     - Principal portion of Prepayment Amounts                                                  77,487.80

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                   0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                        0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                 0.00
                                                                                             ------------
                       Total Decline in Aggregate Discounted Contract Balance                        0.00
                                                                                             ============



POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                          56,311,648.80

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                            0.00

   Decline in Aggregate Discounted Contract Balance                                                                       936,358.73
                                                                                                                      --------------
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                             55,375,290.07
                                                                                                                       =============


   Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                          936,358.73

    - Principal portion of Prepayment Amounts                                                      0.00

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                  0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                       0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                0.00
                                                                                             ----------
                      Total Decline in Aggregate Discounted Contract Balance                       0.00
                                                                                             ==========



                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     254,065,223.73
                                                                                                                      ==============


                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XII.   CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

        POOL A
                                                        Discounted                Residual
        Lease #     Lessee Name                         Present Value             Value
        -------------------------------------           ------------------------  -------------------
                    None                                                                       $0.00




                                                        ------------------------  -------------------
                                            Totals:                      $0.00                $0.00





        POOL B
                                                        Discounted                Residual
        Lease #     Lessee Name                         Present Value             Value
        -------------------------------------           ------------------------  -------------------
                    None                                                                       $0.00




                                                        ------------------------  -------------------
                                             Totals:                      $0.00                $0.00

 a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS                                      0
 b) ADCB AT  CLOSING DATE                                                                          0
 c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                                                   0%

* ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS, THE SERVICER HAS DECLINED TO ADVANCE, OR THE OBLIGOR HAS REJECTED THE CONTRACT/LEASE IN BANKRUPTCY PROCEEDING.

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
              POOL A                                                                                    Predecessor
                                                               Discounted          Predecessor          Discounted
              Lease #        Lessee Name                       Present Value       Lease #              Present Value
              ---------------------------------------------    -----------------   -------------        ---------------------
                             NONE




                                                               -----------------                              ---------------
                                                    Totals:                $0.00                                        $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                         $0.00
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL
DURING THE RELATED COLLECTION PERIOD                      YES          NO     X



POOL B                                                                                                            Predecessor
                                                           Discounted                Predecessor                  Discounted
Lease #       Lessee Name                                  Present Value             Lease #                      Present Value
------------------------------------------------------     ---------------------     ---------------------        ------------------
              NONE









                                                           ---------------------                                  ------------------
                                              Totals:                      $0.00                                               $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                     $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                            $0.00
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL
DURING THE RELATED COLLECTION PERIOD           YES                 NO     X

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -
       NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                      Predecessor
                                                   Discounted                Predecessor             Discounted
        Lease #           Lessee Name              Present Value             Lease #                 Present Value
        --------------------------------------     --------------------      --------------          -----------------------------
                          None







                                                   --------------------                                          ------------------
                                       Totals:                   $0.00                                                         $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS           0.00
  b) ADCB OF POOL A AT CLOSING DATE                                        $0.00
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL
DURING THE RELATED COLLECTION PERIOD                    YES            NO     X




  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                  Discounted                    Predecessor                     Discounted
  Lease #           Lessee Name                   Present Value                 Lease #                         Present Value
  ------------------------------------------      ---------------------         -------------------------       --------------------
                    None









                                                           ------------                                         -------------------
                                                     Totals:      $0.00                                                        $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED             $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                        $0.00
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
 RELATED COLLECTION PERIOD                          YES          NO     X

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2000

XV.    POOL PERFORMANCE MEASUREMENTS


1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS
   This Month                                                         669,376.71
   1 Month Prior                                                      339,342.95
   2 Months Prior                                                      39,633.46

   Total                                                            1,048,353.12

   a) 3 MONTH AVERAGE                                                 349,451.04

   c) a/b                                                                  0.14%


 TOTAL OUTSTANDING CONTRACTS
 This Month                                                       254,065,223.73
 1 Month Prior                                                    257,463,977.99
 2 Months Prior                                                   260,417,948.05

 Total                                                            771,947,149.77

 b) 3 MONTH AVERAGE                                               257,315,716.59












2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                                 Yes        No     X

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                                        Yes        No     X

    B. An Indenture Event of Default has occurred and is then continuing?                                        Yes        No     X

4.  Has a Servicer Event of Default occurred?                                                                    Yes        No     X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                                             Yes        No     X

    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
         not remedied within 90 days?                                                                            Yes        No     X

    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                                                             Yes        No     X





6.  Aggregate Discounted Contract Balance at Closing Date       Balance  $     -



    DELINQUENT LEASE SUMMARY

       Days Past Due         Current Pool Balance                  # Leases

             31 - 60                12,087,220.13                        92
             61 - 90                   586,053.20                        17
            91 - 180                   669,376.71                        23



    Approved By:
    Lisa J. Cruikshank
    Vice President